1
EXHIBIT

32.1
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 Title 18,
United States Code)

Pursuant to

Section 906 of

the Sarbanes-Oxley

Act of 2002

(subsections (a) and

(b) of Section

1350, Chapter 63

of Title

18,
United States Code), the undersigned officer of

First BanCorp., a Puerto Rico

corporation (the “Company”), does hereby certify, to such
officer’s knowledge, that:

The Annual Report

on Form 10-K

for the year

ended December 31,

2024 (the “Form

10-K”) of the

Company fully complies
with the

requirements of

section 13(a)

or 15(d)

of the

Securities Exchange

Act of

1934 and

information contained

in the

Form 10-K
fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2025 /s/ Aurelio Alemán
Name: Aurelio Alemán
Title: President and Chief Executive Officer